UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 28, 2006 (December 21, 2006)

DataLogic International, Inc.

(Exact name of registrant as specified in its charter)

Delaware

Delaware                                 0-30382                               33-0755473

(State or other jurisdiction of incorporation)(Commission File Number) (I.R.S.Employer Identification No)

30950 Rancho Viejo Road, Suite 120, San Juan Capistrano, CA 92675

(Address of principal executive offices)

(949) 260-0150

(Registrant's telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of

                   Principal Officers

Keith D. Nguyen resigned from his position as our Chief Financial Officer and chief accounting officer effective December 21, 2006.

Keith Moore, our Chairman and Chief Executive Officer, has assumed the position of Chief Financial Officer and chief accounting officer.   Mr. Moore has served as our Chairman and Chief Executive Officer since January 2005.   From April 1999 to January 2005, Mr. Moore served as Chairman and Chief Executive Officer of iTechexpress, Inc.   Mr. Moore received his Bachelors degree in Finance from Eastern Michigan University in 1982 and his Masters degree from Eastern Michigan University in Finance in 1984.  Mr. Moore also serves as member of the Board of Directors of Monarch Staffing, Inc. and Remote Dynamics, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 28, 2006

DATALOGIC INTERNATIONAL, INC.

a Delaware corporation

By: /s/ Keith C. Moore

Name: Keith C. Moore

Title: Chief Executive Officer

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